Annual Fund Operating Expenses - Class D Shares - Janus Henderson Emerging Markets Managed Volatility Fund - Class D	Oct. 28, 2021
Operating Expenses:
Management Fees	0.95%
Other Expenses	4.77%
Total Annual Fund Operating Expenses	5.72%
Fee Waiver	4.71%	[1]
Total Annual Fund Operating Expenses After Fee Waiver	1.01%	[1]

[1]	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees,brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 0.85% for at least a one-year period commencing on October 28, 2021. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.